UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20459

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report:  August 17, 2015

(Date of earliest event reported)

LTC PROPERTIES, INC.

(Exact name of Registrant as specified in its charter)

Maryland	1-11314	71-0720518
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No)

2829 Townsgate Road, Suite 350

Westlake Village, CA  91361

(Address of principal executive offices)

(805) 981-8655

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On August 20, 2015, LTC Properties, Inc. (“LTC” or the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) with the Securities and Exchange Commission to announce the acquisition of a portfolio of 10 independent, assisted living and memory care properties (collectively the “Properties”). This Amendment No.1 to the Initial Report is being filed solely to include the financial statements and pro forma financial information required by Item 9.01 which were excluded from the Initial Report as permitted by Items 9.01(a) and 9.01(b) of Form 8-K.  The financial statements and information included herein should be read in conjunction with the Initial Report.

Item 9.01. — Financial Statements and Exhibits

(a)         Financial Statements of Properties Acquired. The following audited financial statements of the Properties are filed as Exhibit 99.1 to this Form 8-K and incorporated herein by reference:

Independent Auditor’s Report

Combined Statement of Revenues for the year ended December 31, 2014

Notes to Combined Statement of Revenues

The following unaudited financial statements of the Properties are filed as Exhibit 99.2 to this Form 8-K and incorporated herein by reference:

Combined Statement of Revenues for the six months ended June 30, 2015

Notes to Combined Statement of Revenues

(b)         Pro Forma Financial Information. The following unaudited pro forma condensed combined financial statements are filed as Exhibit 99.3 to this Form 8-K and incorporated herein by reference:

Pro Forma Condensed Combined Balance Sheet as of June 30, 2015

Pro Forma Condensed Combined Statement of Income for the six months ended June 30, 2015 and for the year ended December 31, 2014

(d) Exhibits.

23.1                        Consent of Independent Auditors

99.1                        Audited financial statements of Properties for the year ended December 31, 2014

99.2                        Unaudited financial statements of Properties for the six months ended June 30, 2015

99.3                        Unaudited pro forma condensed combined financial statements as of June 30, 2015 and for the six months ended June 30, 2015 and for the year ended December 31, 2014

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LTC PROPERTIES, INC.

Dated: September 22, 2015	By:	/s/ WENDY L. SIMPSON
Wendy L. Simpson
Chairman, CEO & President